UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant      |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                         TAITRON COMPONENTS INCORPORATED
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X|   No Fee Required
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:
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|_|   Fee paid previously with preliminary materials:

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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

                         TAITRON COMPONENTS INCORPORATED

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 25, 2007

                                   ----------

TO THE SHAREHOLDERS OF TAITRON COMPONENTS INCORPORATED:

      You are cordially invited to attend the Annual Meeting of Shareholders of Taitron Components Incorporated, a California corporation (the "Company"), to be held on Friday, May 25, 2007 at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA 91355.

      At the Annual Meeting, shareholders will be asked to consider and act upon the following matters:

      1.    To elect five directors for a term of one year; and

      2 To transact other business properly presented at the meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed April 25, 2007 as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

      We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                     By Order of the Board of Directors

                                     /s/ Stewart Wang
                                     Stewart Wang
                                     Chief Executive Officer, President and
                                     Chief Financial Officer

April 30, 2007

28040 West Harrison Parkway
Valencia, California 91355
(661) 257-6060

                         TAITRON COMPONENTS INCORPORATED

                                   ----------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 25, 2007

                                   ----------
INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Taitron Components Incorporated, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders, to be held on Friday, May 25, 2007, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA 91355. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

      The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, electronic mail or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and the Company will reimburse them for their reasonable expenses incurred in this regard.

      The Company's Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2006 is available online by accessing our website at http://www.taitroncomponents.com/pages/corporate/ investor_relations/annual_report.htm, but does not constitute part of this Proxy Statement.

      The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person. If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgement of the persons acting under those proxies.

      The Company's principal executive offices are located at 28040 West Harrison Parkway, Valencia, CA 91355. It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about May 14, 2007.

OUTSTANDING SECURITIES AND VOTING RIGHTS

      The close of business on April 25, 2007, has been fixed as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, the Company had outstanding 4,775,144 shares of Class A common stock, par value $0.001 per share, (the "Class A Common Stock"), and 762,612 shares of Class B common stock, par value $0.001 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"). The Class A Common Stock and the Class B Common Stock are the only outstanding voting securities of the Company. As of the record date, the Company had 41 holders of record of the Class A Common Stock. The Company believes there are approximately 600 additional beneficial holders of its Class A Common Stock. There is one holder of the Class B Common Stock.

      A holder of Class A Common Stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. A holder of Class B Common Stock is entitled to cast 10 votes for each share held on the record date on all matters to be considered at the Annual Meeting. However, for the election of directors, a shareholder shall be entitled to cumulate his or her votes if the candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder gives this notice, all shareholders may cumulate their votes for candidates in nomination. With cumulative voting, each shareholder is entitled to that number of votes equal to the number of shares held by that shareholder multiplied by the number of directors to be elected (multiplied by 10 for the holder of the Class B Common Stock). Each shareholder may then cast all of his or her votes for a single candidate or distribute his or her votes among any or all of the candidates he or she chooses. An opportunity will be given at the Annual Meeting prior to the voting for any shareholder to announce his or her intention to cumulate his or her votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes represented by shares for which they are named in the proxy. The five nominees for election as Directors who receive the highest number of votes will be elected.

      All other matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voted at the meeting or by proxy.

      A quorum, which is a majority of the outstanding shares as of April 25, 2007, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters.

PROPOSAL 1  -  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      Proposal 1 is the election of five members of the Board of Directors. In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three nor more than seven members, the exact number to be determined by the Board of Directors. At each annual meeting of the shareholders of the Company, directors are elected for a one-year term. The Board of Directors is currently set at five members, and there currently are no vacancies. At the 2007 Annual Meeting, each director will be elected for a term expiring at the 2008 Annual Meeting. The Board of Directors proposes the election of the nominees named below.

      Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve if elected a director.

      The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                                       Tzu Sheng (Johnson) Ku
                                       Stewart Wang
                                       Richard Chiang
                                       Felix Sung
                                       Craig Miller

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED ABOVE.

      The following table sets forth certain information with respect to each director nominee, director, and executive officer of the Company as of March 31, 2007.

      Name                       Age               Position

      Tzu Sheng (Johnson) Ku      58        Chairman of the Board of Directors

      Stewart Wang                57        President, Chief Executive Officer,
                                            Chief Financial Officer and Director

      Richard Chiang              50        Director

      Craig Miller                53        Director

      Felix Sung                  57        Director

      David Vanderhorst           42        Secretary and Controller

      All officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between any directors or officers of the Company.

      Tzu Sheng ("Johnson") Ku, a co-founder of the Company, has been the Chairman of the Company since it was founded in 1989. Mr. Ku is also Chairman of both Johnson Premium Hardwood Flooring and Americana Floors Incorporated. Johnson Premium Hardwood Flooring is a manufacturer of pre-finished solid wood floors and Americana Floors Incorporated is an importer, wholesaler and retailer of name brand hardwood floors.

      Stewart Wang, a co-founder of the Company, has served as Chief Executive Officer, President and a Director of the Company since its organization in 1989. In addition, since November 2002, Mr. Wang has also served as Chief Financial Officer of the Company. Prior to founding the Company, Mr. Wang attended Pepperdine University, where he received his Masters of Business Administration degree in 1989. From 1985 to 1986, Mr. Wang was employed by Diodes Incorporated, a manufacturer and reseller of discrete rectifiers, as Purchasing and MIS Manager and later as Chief Operating Officer and President from 1986 to 1987. Prior thereto, from 1983 to 1985, Mr. Wang was Sales Manager for Rectron Limited, a rectifier manufacturer in Taiwan.

      Richard Chiang has been a Director of the Company since it was founded in 1989. Since 1986, Mr. Chiang has been the Chairman of Princeton Technology Corporation, a fabless integrated circuit design company. Mr. Chiang is also Chairman of Triton Management Corporation, a venture capital fund management company managing in excess of $80 million.

      Craig Miller became a director of the Company in May 2000. Since 2005, Mr. Miller has been Managing Director of Janas Associates, an investment-banking firm. From 1998 to 2005, Mr. Miller has been a director of Mosaic Capital, LLC, an investment-banking firm. Prior thereto, Mr. Miller served as Regional Vice President with Comerica Bank since 1994. From 1987 to 1994, Mr. Miller served as Executive Vice President and Chief Financial Officer of Told Corporation, an industrial real estate development firm. He started his career with Union Bank in 1976 as a management trainee and left in 1987 as Senior Vice President.

      Felix Sung became a director of the Company in February 1995. Since 1978, Mr. Sung has been the Managing Director and former Vice President of Tai North Company, a company engaged in exporting electronics, plastic parts and finished products to the United States and various European countries.

      David Vanderhorst joined the Company in July 1999 as its Controller. In addition, since November 2002, Mr. Vanderhorst served as Corporate Secretary. Prior thereto, from 1991 to 1998, Mr. Vanderhorst served as Controller and Chief Financial Officer for various companies. From 1987 to 1991, the national accounting firm of Kenneth Leventhal & Company, now a division of Ernst & Young, LLP, employed Mr. Vanderhorst. Mr. Vanderhorst is a Certified Public Accountant, receiving his professional certification in 1991.

      During 2006, the Board of Directors met once. Only Mr. Miller was absent from the Board of Directors meeting and the meeting of Board committees on which he served. The Company encourages, but does not require, all incumbent directors and director nominees to attend its annual meetings of shareholders. At the 2006 Annual Meeting of Shareholders, only Mr. Wang and Mr. Miller were in attendance.

Committees of the Board

      Audit Committee - The Board of Directors has established an Audit Committee that reviews the audit and control functions of the Company, the Company's accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company's independent auditors, the fees and all non-audit services of the independent auditors, and the independent auditor's opinion and management comment letter (if any) and management's response thereto. The Audit Committee met once during fiscal 2006. In addition, Mr. Miller discussed the results of each interim review and the annual audit with the independent registered public accounting firm prior to the filing of our financial statements for related periods. Members of the Audit Committee are Mr. Miller, Mr. Chiang and Mr. Sung. The Board of Directors has determined that all members of the Audit Committee are "independent" under Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. The Board of Directors has also determined that Mr. Miller is a "financial expert," as that term is defined in Item 401(e)(2) of Regulation S-B. The Company's Audit Committee Charter is available online by accessing our website at http://www.taitroncomponents.com/pages/corporate/investor_relations/, but does not constitute part of this Proxy Statement.

      Compensation Committee - The Board of Directors has established a Compensation Committee. The function of the Compensation Committee is to review and make recommendations with respect to compensation of executive officers and key employees, including administration of the Company's 1995 Stock Incentive Plan. The Compensation Committee met once during fiscal 2006. Members of the Compensation Committee are Mr. Chiang, Mr. Miller and Mr. Sung.

      Nominating Committee - The Company does not have a standing nominating committee. The Board of Directors does not believe that it is necessary for the Company to have a standing nominating committee since the Company has a relatively small Board of Directors and the Company's independent directors will serve in the capacity of a nominating committee when necessary. All of the Company's directors participate in the consideration of director nominees. However, consistent with applicable NASD listing standards, each director nominee must be selected or recommended for the Board of Directors' selection by a majority of the independent directors of the Board of Directors. In considering candidates for directorship, the Board of Directors considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee. The Board of Directors does believe, however, that all Board members should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with their performance as a director of a public corporation.

      The Board of Directors may employ a variety of methods for identifying and evaluating nominees for director, including shareholder recommendations. Periodically, the Board of Directors assesses its size, the need for particular expertise on the Board of Directors and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated or otherwise arise, the Board of Directors will consider various potential candidates for director who may come to the Board of Directors' attention through current Board members, professional search firms or consultants, shareholders or other persons. The Board of Directors may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. In 2006, no professional search firms or consultants were needed and, accordingly, no fees were paid in this regard to professional search firms or consultants in 2006. The Board of Directors does not evaluate candidates differently based on who made the recommendation for consideration.

      Shareholders who wish to nominate a director for election at an annual shareholder meeting must submit their recommendations at least 120 days before the date of the next scheduled annual meeting of shareholders. Shareholders may recommend candidates for consideration by the Board of Directors by writing to the Company's Corporate Secretary at 28040 West Harrison Parkway, Valencia, California 91355, giving the candidate's name, contact information, biographical data, and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any shareholder recommendation. There were no director candidates put forward by shareholders for consideration at the 2006 Annual Meeting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of Taitron Components Incorporated, c/o Office of the Corporate Secretary, 28040 West Harrison Parkway, Valencia, California 91355. All communications must contain a clear notation indicating that they are a "Shareholder -- Board Communication" or "Shareholder -- Director Communication" and must identify the author as a shareholder. The office of the Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table discloses the compensation received for the previous two fiscal years ended December 31, for our named executive officers, as indicated below. No other executive officer received compensation exceeding $100,000 during the last fiscal year.


Name and Principal                           Option      All Other
Position            Year    Salary   Bonus  Awards[1]  Compensation[2]   Total
------------------  ----    ------   -----  ---------  ---------------   -----
Stewart Wang,       2006   $182,000    --    $9,900        $31,200      $223,100
Chief Executive     2005   $182,000    --        --        $26,600      $208,600
Officer
David Vanderhorst   2006   $104,000    --    $7,400        $ 4,700      $116,100
Secretary           2005    $95,000    --        --        $ 4,100       $99,100
--------------------------------------------------------------------------------

[1] A discussion of the methods used in calculation of these values may be found in Footnote 7 to the consolidated financial statements in Part 2, item 7 of our annual report on Form 10-KSB. Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with FAS 123(R).

[2] Reflects amounts primarily for unused vacation pay and auto allowance benefits.

Narrative to Summary Compensation Table

         The Company does not have any employment agreements with any employee.

OUTSTANDING EQUITY AWARDS TABLE AT 2006 FISCAL YEAR-END:

      The following table discloses information regarding outstanding options held by our named executive officers as of the end of our last competed fiscal year December 31, 2006.

                        Number of       Number of
                       Securities      Securities
                       Underlying      Underlying
                       Unexercised     Unexercised      Option          Option
                         Options         Options       Exercise       Expiration
Name                       (#)              (#)         Price($)         Date
----                   -----------     -----------     --------       ----------
                      Exercisable   Unexercisable
Stewart Wang                20,000             --        $1.62          3/4/2009
                            38,000             --        $1.37          4/1/2009
                            20,000             --        $3.19         4/28/2010
                            27,500             --        $1.80         4/28/2011
                            15,000             --        $1.30         5/10/2012
                            30,000             --        $1.00          5/9/2013
                            13,333          6,667        $1.72          8/2/2014
                                --         15,000        $2.70         12/2/2016

David Vanderhorst            6,000             --        $1.87         6/21/2009
                             8,000             --        $1.80         4/24/2011
                             3,500             --        $1.30         5/10/2012
                            20,000             --        $1.00          5/9/2013
                             6,667          3,333        $1.72          8/2/2014
                                --         10,000        $2.45         12/2/2016

[1] All options vest in three equal annual installments beginning one year from the date of grant and are subject to termination provisions as defined in the Plan.

COMPENSATION OF DIRECTORS:

         The following table discloses information regarding compensation paid to our non-employee directors for our fiscal year December 31, 2006.

                                  Fees earned
                                    or paid    Option       All Other
   Name and Principal Position      in cash    Awards[1]  Compensation    Total
   ---------------------------      -------    ---------  ------------    -----
   Richard Chiang                       --      $3,700         --         $3,700
   Felix Sung                           --      $3,700         --         $3,700
   Craig Miller                     $1,500      $3,700         --         $5,200
--------------------------------------------------------------------------------

[1] A discussion of the methods used in calculation of these values may be found in Footnote 7 to the consolidated financial statements in Part 2, item 7 of our annual report on Form 10-KSB. Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with FAS 123(R).

      Non-employee directors receive $1,500 for attending the annual Board of Directors meeting and the Company pays all out-of-pocket fees associated with all directors' attendance. In addition, directors receive 5,000 non-statutory options of Class A Common Stock exercisable at the fair market value of the Company's Class A Common Stock on the date of grant.

REPORT OF THE AUDIT COMMITTEE

      Since 1995, the Company has had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of the Rule 4200(a)(15) of the NASD listing standards. The Audit Committee has adopted, and the Board of Directors approved, a charter outlining the practices it follows.

      During fiscal 2006, the Audit Committee met one time with the senior members of the Company's financial management team. During that meeting, management reviewed the audited financial statements in the Annual Report with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Additionally, the Audit Committee discussed written disclosures from the independent auditors discussing matters required by SAS 61, "Communication with Audit Committees," and Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also has considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence. The Audit Committee has concluded that the independent auditors are independent from the Company and its management. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. In addition, Mr. Miller discussed the results of each interim review and the annual audit with the independent registered public accounting firm prior to the filing of our financial statements for related periods.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Audit Committee does not complete its reviews prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles in the United States of America.

      In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

                                    AUDIT COMMITTEE
                                    Craig Miller, Richard Chiang and Felix Sung

      The information in this Audit Committee Report shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Haskell & White LLP is our principal independent accounting firm. The fees described below are fees for professional audit services rendered by Haskell & White LLP for the audit of the Company's annual financial statements for our last two fiscal years ended December 31.

Audit Fees

      Fees for audit services, as approved by the Audit Committee and provided by our principal accountant, totaled approximately $76,100 in 2006 and approximately $67,800 in 2005, including fees associated with the annual audit and quarterly interim reviews.

Audit-Related Fees

      Our principal accountant did not provide any audit-related services for 2006 or 2005. Audit-related services are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

      Our principal accountant did not provide any tax services to the Company for 2006 or 2005. The Company paid fees totaling approximately $8,000 in 2006 and $9,500 in 2005 to Steven Dong & Associates for the preparation of federal and multi-state tax returns.

All Other Fees

      Except as described above, no other fees were incurred during 2006 or 2005 for services provided by our principal accountants.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

      Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors. Our Audit Committee will consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence, and will approve such services, should such a situation arise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the year ended December 31, 2006, the Company purchased electronic component products of approximately $200,000 from Princeton Technology Corporation, a company controlled by Mr. Chiang, a director of the Company. All of these purchases were for products carried by the Company in inventory and the Company considers these purchases to be in the normal course of business and negotiated on an arm's length basis. The Company has entered into a distributor agreement with Princeton Technology Corporation, and accordingly, the Company expects to continue purchasing from Princeton Technology Corporation in the future.

      During the year ended December 31, 2006, the Company made payments of $24,000, to K.S. Best International Co. Ltd., a company controlled by the brother of the Company's Chief Executive Officer. These payments were for professional fees related to the operational management of the Company's Taiwan office. The Company considers these payments to be in the normal course of business and negotiated on an arm's length basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 31, 2007 certain information regarding the ownership of the Company's Common Stock by (i) each person (including any group) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and director nominees, (iii) the Named Executive Officer, and (iv) all of the Company's Named Executive Officer and directors as a group. As of March 31, 2007, the Company had issued and outstanding 4,765,144 shares of Class A Common Stock and 762,612 shares of Class B Common Stock. Unless otherwise indicated, the address of each of the executive officers and directors named below is c/o Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

                                          Class A Common Stock (1)      Class B Common Stock (1)
Name and Address                           Number          Percent       Number          Percent      Percent of All Classes
of Beneficial Owner                       of Shares        of Class     of Shares        of Class      of Common Stock (1)

Executive Officers and Directors
Stewart Wang                             1,000,327 (2)      20.99%        762,612           100%           63.46% (3)
Tzu Sheng Ku                               910,319 (4)      14.59%                                          5.61%
Richard Chiang                              55,527 (5)      1.17%                                             *
Craig Miller                                18,333 (6)        *                                               *
Felix Sung                                  57,560 (5)      1.04%                                             *
David Vanderhorst                           44,167 (7)        *                                               *
All directors and executive
  officers as a group (6 persons)        2,086,653 (8)      43.79%        762,612           100%            70.49% (3)

5% Shareholders:
FMR Corporation                            465,200 (9)      8.42%
     82 Devonshire Street                                                                                   3.75%
     Boston, MA 02109

*  Less than 1.0%.

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

(2) Includes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang, 22,923 shares of Class A Common Stock owned by Mr. Wang's wife, 50,959 shares owned by Mr. Wang's 401(k) trust and 163,833 shares of Class A Common Stock underlying options that are or will be exercisable within 60 days of April 30, 2007.

(3) Excludes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang. The percentage of all classes owned represents the combined voting power of the Class A and Class B shares held by Mr. Wang. Mr. Wang is entitled to cast 10 votes for each share of Class B Common stock held.

(4) Includes 81,962 shares of Class A Common Stock owned by Mr. Ku's wife, 11,044 shares of Class A Common Stock owned by 401(k) trust, 133,635 shares of Class A Common Stock owned by Mr. Ku's children as to which Mr. Ku exercises sole voting control and 30,833 shares of underlying options that are or will be exercisable within 60 days of April 30, 2007.

(5) Includes 30,833 shares of underlying options that are or will be exercisable within 60 days of April 30, 2007.

(6) Includes 18,333 shares of underlying options that are or will be exercisable within 60 days of April 30, 2007.

(7) Includes 24,167 shares of underlying options that are or will be exercisable within 60 days of April 30, 2007.

(8)   Includes the shares of Class A Common Stock referred to in footnotes (2),
      (4), (6), (7) and (8) above.

(9) Based on Amendment No. 6 to Schedule 13G filed on February 14, 2005 by FMR Corporation, Edward C. Johnson and Abigail P. Johnson.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons that Section 16(a) forms were required and filed by those persons, the Company believes that, during the year ended December 31, 2006, all of these reports were timely filed.

PROPOSALS OF SHAREHOLDERS

      Any shareholder who intends to present a proposal at the 2008 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and proxy form relating to the Annual Meeting must submit the proposal to the Company at its principal executive offices by December 31, 2007. In addition, in the event a shareholder proposal is not received by the Company by December 31, 2007, the proxy to be solicited by the Board of Directors for the 2008 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal ultimately is presented at the 2008 Annual Meeting without any discussion of the proposal in the Proxy Statement for that meeting.

      The rules and regulations of the Securities and Exchange Commission provide that if the date of the Company's 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the 2007 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2008 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2008 Annual Meeting. Upon determination by the Company that the date of the 2008 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-QSB.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

      The Company is delivering this Proxy Statement and its 2006 Annual Report on Form 10-KSB to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Annual Report and Proxy Statement if previously notified by their bank, broker or other holder. This process by which only one annual report or proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called "householding." Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

      Street name stockholders in a single household who received only one copy of the Annual Report and Proxy Statement may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name stockholders whose holders of record utilize the services of ADP (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call 1-800-542-1061. The instructions must include the stockholder's name and account number and the name of the bank, broker or other holder of record. Otherwise, street name stockholders should contact their bank, broker or other holder.

      Copies of this Proxy Statement and the 2006 Annual Report on Form 10-KSB are available promptly by calling (661) 257-6060, or by writing to Attention:
Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355. If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling (661) 257-6060, or writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

OTHER MATTERS

      The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

EXPENSES

      The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Common Stock held of record by them and will reimburse those persons for their reasonable charges and expenses in connection therewith.

ANNUAL REPORT TO SHAREHOLDERS

      The Company's Annual Report for the year ended December 31, 2006 is available online by accessing our website URL at http://www.taitroncomponents.com/pages/corporate/ investor_relations/annual_report.htm, but is not to be considered part of the soliciting material.

REPORT ON FORM 10-KSB

      THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO TAITRON COMPONENTS INCORPORATED, ATTENTION: INVESTOR RELATIONS, 28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         TAITRON COMPONENTS INCORPORATED

                                  May 25, 2007

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.
  |                                                                         |
  V  Please detach along perforated line and mail in the envelope provided. V

--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1
                          -THE ELECTION OF DIRECTORS.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
              PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE
--------------------------------------------------------------------------------
1.    ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

                                      NOMINEES:
|_| FOR ALL NOMINEES           |_|   Tzu Sheng (Johnson) Ku
|_| WITHHOLD AUTHORITY         |_|   Stewart Wang
     FOR ALL NOMINEES          |_|   Richard Chiang
|_| FOR ALL EXCEPT             |_|   Craig Miller
     (See instructions below)  |_|   Felix Sung


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TAITRON COMPONENTS INCORPORATED

      The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

      This Proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy "FOR" Proposal 1 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

      The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated April 30, 2007 relating to the Meeting.

            Please check here if you plan to attend the meeting. |_|

--------------------------------------------------------------------------------

To change the address on your account, please check the box
at right and indicate your new address in the address space         |_|
above. Please note that changes to the registered name(s) on the account may not be submitted via this method

--------------------------------------------------------------------------------
Signature of Shareholder |__________________________|     Date: |____________|
Signature of Shareholder |__________________________|     Date: |____________|

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         TAITRON COMPONENTS INCORPORATED

                    Proxy for Annual Meeting of Shareholders

      The undersigned, a shareholder of TAITRON COMPONENTS INCORPORATED, a California corporation (the "Company"), hereby appoints STEWART WANG and DAVID VANDERHORST, or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 25, 2007 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

                (Continued and to be signed on the reverse side)